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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 13, 2003

                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                  1-4174             73-0569878
          --------               ------------      -------------------
      (State or other            (Commission       (I.R.S. Employer
      jurisdiction of            File Number)      Identification No.)
      incorporation)

One Williams Center, Tulsa, Oklahoma                        74172
------------------------------------                        -----
(Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code: 918/573-2000

                                 Not Applicable
                                 --------------

          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits.

         On June 10, 2003, Williams closed its previously announced underwritten public offering of its 8 7/8% senior unsecured notes due 2010. The notes are issued under the company's $3 billion shelf registration statement on Form S-3. The purpose of this Current Report is to file with the Securities and Exchange Commission the documents listed below relating to the issuance of the notes.

         (c)      Exhibits

                  Exhibit 1 Underwriting Agreement, dated June 5, 2003, between Williams and Lehman Brothers, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Representatives of the several Underwriters

                  Exhibit 4 Ninth Supplemental Indenture, dated as of June 10, 2003, between Williams and JPMorgan Chase Bank, as Trustee

                  Exhibit 23.1 Consent of Independent Petroleum Engineers and Geologists, Netherland, Sewell & Associates, Inc.

                  Exhibit 23.2 Consent of Independent Petroleum Engineers, Ryder Scott Company, L.P.

                  Exhibit 23.3 Consent of Independent Petroleum Engineers and Geologists, Miller and Lents, Ltd.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE WILLIAMS COMPANIES, INC.

Date: June 13, 2003                            /s/ William H. Gault
                                         -----------------------------------
                                         Name:  William H. Gault
                                         Title: Assistant Secretary

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                                   DESCRIPTION
------                                   -----------
 1                Underwriting Agreement, dated June 5, 2003, between Williams and Lehman Brothers, Inc., Citigroup Global Markets Inc., J.P.
                  Morgan Securities Inc. and Banc of America Securities LLC, as
                  Representatives of the several Underwriters

 4 Ninth Supplemental Indenture, dated as of June 10, 2003, between Williams and JPMorgan Chase Bank, as Trustee

 23.1             Consent of Independent Petroleum Engineers and Geologists,
                  Netherland, Sewell & Associates, Inc.

 23.2             Consent of Independent Petroleum Engineers, Ryder Scott
                  Company, L.P.

 23.3             Consent of Independent Petroleum Engineers and Geologists,
                  Miller and Lents, Ltd.